Guarantees (Notes)	12 Months Ended
Dec. 31, 2015
Guarantees [Abstract]
Guarantees [Text Block]
11. Guarantees
The Company provides a guarantee for a portion of the value of certain independent contractors' ("IC") leased tractors.  The guarantees expire at various dates through 2020.  The potential maximum exposure under these lease guarantees was approximately $17.4 million as of December 31, 2015.  The potential maximum exposure represents the Company’s commitment on remaining lease payments on guaranteed leases as of December 31, 2015.  However, upon an IC default, the Company has the option to purchase the tractor or return the tractor to the leasing company if the residual value is greater than the Company’s guarantee. Alternatively, the Company can contract another IC to assume the lease.  The declining quality and performance of the equipment in certain lease purchase programs caused escalating repair and maintenance expenses for the Company's ICs, which, coupled with the softened demand experienced during the third quarter of 2015, resulted in increased turnover and default by certain ICs. As a result, the Company experienced an acceleration of its IC recruiting costs, guarantee payments, and reseating and reconditioning costs associated with these lease purchase programs. Accordingly, the Company decided to terminate certain lease purchase guarantee programs in favor of new lease purchase programs that do not involve a guarantee from the Company and utilize newer equipment under warranty. As of December 31, 2015, the Company had a reserve of $1.3 million for the termination of certain lease purchase guarantee programs. The Company made payments of $3.7 million for the year ended December 31, 2015. Payments made for the year ended December 31, 2014 were de minimis.